  EXHIBIT 21

  CATERPILLAR INC.
  SUBSIDIARIES AND AFFILIATES
  (as of December 31, 1999)

Name of Company	Where Organized
A.S.V., Inc.	Minnesota
Aceros Fundidos Internacionales LLC	Delaware
Advanced Filtration Systems Inc.	Delaware
Aishin Co.	Japan
Aiwa Co., Ltd.	Japan
Akashi GS Co., Ltd.	Japan
Akira Shoji Co., Ltd.	Japan
All Parts International Inc.	Delaware
Amur Machinery and Services L.L.C.	Russia
Anchor Coupling Inc.	Delaware
Aquila Mining Systems Ltd.	Canada
AsiaTrak (Tianjin) Ltd.	China
Asset Works Pty Limited	Australia
Automotive Development Holdings B.V.	Netherlands
Bio-Energy Partners	Illinois
Brown Group Holdings Limited	England and Wales
Canadian Diesel Power Inc.	Canada
Carter Machinery Company, Incorporated	Delaware
Caterpillar (Africa) (Proprietary) Limited	South Africa
Caterpillar (China) Investment Co., Ltd.	China
Caterpillar (HK) Limited	Hong Kong
Caterpillar (Thailand) Limited	Thailand
Caterpillar (U.K.) Limited	England
Caterpillar Administracao e Participacoes S/C Ltda.	Brazil
Caterpillar Agricultural Products Inc.	Delaware
Caterpillar Americas Co.	Delaware
Caterpillar Americas Funding Inc.	Delaware
Caterpillar Americas Services, Inc.	Delaware
Caterpillar Andes S.A.	Chile
Caterpillar Arrendadora Financiera, S.A. de C.V.	Mexico
Caterpillar Asia Limited	Hong Kong
Caterpillar Asia Pacific Holding Inc.	Delaware
Caterpillar Asia Pte. Ltd.	Singapore
Caterpillar Asset Management Pty. Limited	Australia
Caterpillar Assurance Company Limited	Grand Cayman Island
Caterpillar Belgium S.A.	Belgium
Caterpillar Brasil Ltda.	Brazil
Caterpillar Centro de Demostraciones y Desarrollo, S.L.	Spain
Caterpillar China Limited	Hong Kong
Caterpillar Claas America LLC	Delaware
Caterpillar CMC, LLC	Delaware

Caterpillar Commercial AO	Russia
Caterpillar Commercial Holding S.A.	Switzerland
Caterpillar Commercial LLC	Delaware
Caterpillar Commercial N.V.	Belgium
Caterpillar Commercial Northern Europe Limited	England and Wales
Caterpillar Commercial S.A.R.L.	France
Caterpillar Commercial Services Ltd.	Canada
Caterpillar Commerciale S.R.L.	Italy
Caterpillar Corporativo Mexico, S. de R.L. de C.V.	Mexico
Caterpillar Credit Services Asia Pte. Ltd.	Singapore
Caterpillar Credito, S.A. de C.V.	Mexico
Caterpillar Distribution Services Europe B.V.B.A.	Belgium
Caterpillar Elphinstone Pty. Ltd.	Australia
Caterpillar Energy Company S.A.	Guatemala
Caterpillar EPG Limited	England and Wales
Caterpillar Export Limited	US Virgin Islands
Caterpillar Factoraje Financiero, S.A. de C.V.	Mexico
Caterpillar Finance France S.A.	France
Caterpillar Finance S.R.O.	Czech Republic
Caterpillar Financial Asset Sales Corporation	Nevada
Caterpillar Financial Australia Limited	Australia
Caterpillar Financial Corporacion Financiera, S.A.	Spain
Caterpillar Financial Funding Corporation	Nevada
Caterpillar Financial Member Company	Delaware
Caterpillar Financial Nordic Services A.B.	Sweden
Caterpillar Financial Nova Scotia Corporation	Canada
Caterpillar Financial Receivables Corporation	Nevada
Caterpillar Financial Renting, S.A.	Spain
Caterpillar Financial S.A. Arrendamento Mercantil	Brazil
Caterpillar Financial S.A. Credito, Financiamento e Investimento	Brazil
Caterpillar Financial Services (Ireland) plc	Ireland
Caterpillar Financial Services (UK) Limited	England
Caterpillar Financial Services Corporation	Delaware
Caterpillar Financial Services CR, s.r.o.	Czech Republic
Caterpillar Financial Services GmbH & Co. KG	Germany
Caterpillar Financial Services Korea, Ltd.	Korea
Caterpillar Financial Services Limited	Canada
Caterpillar Financial Services Malaysia Sdn Bhd	Malaysia
Caterpillar Financial Services Philippines Inc.	Philippines
Caterpillar Financial Services Poland Sp. zo.o.	Poland
Caterpillar Financial Services Verwaltungs GmbH	Germany
Caterpillar Forest Products Inc.	Delaware
Caterpillar Formacion Tecnica, S. L.	Spain
Caterpillar France S.A.	France
Caterpillar GB, L.L.C.	Delaware
Caterpillar Group Limited	England and Wales
Caterpillar Group Services N.V.	Belgium
Caterpillar Holding (France) S.A.R.L.	France
Caterpillar Holding (Spain) S.L.	Spain
Caterpillar Holding (Suisse) S.A.R.L.	Switzerland
Caterpillar Holding Germany GmbH	Germany
Caterpillar Hungary Ltd.	Hungary
Caterpillar Impact Products Limited	United Kingdom
Caterpillar India Private Limited	India
Caterpillar Industrial Inc.	Ohio
Caterpillar Industrial Products, Inc.	Delaware
Caterpillar Insurance Co. Ltd.	Bermuda
Caterpillar Insurance Services Corporation	Tennessee
Caterpillar International Finance plc	Ireland
Caterpillar International Funding S.A.R.L.	Switzerland
Caterpillar International Holding S.A.R.L.	Switzerland
Caterpillar International Investments S.A.R.L.	Switzerland
Caterpillar International Leasing L.L.C.	Delaware
Caterpillar International Services Corporation	Nevada
Caterpillar International Services del Peru S.A.	Peru
Caterpillar Investment Company	England and Wales
Caterpillar Investment Management Ltd.	Delaware
Caterpillar Leasing (Thailand) Limited	Thailand
Caterpillar Leasing Chile, S.A.	Chile
Caterpillar Leasing GmbH	Germany
Caterpillar Logistics N.V.	Belgium
Caterpillar Logistics Services (France) SARL	France
Caterpillar Logistics Services (UK) Limited	England and Wales
Caterpillar Logistics Services Germany GmbH & Co. KG	Germany
Caterpillar Logistics Services Germany Verwaltungs GmbH	Germany
Caterpillar Logistics Services International N.V.	Belgium
Caterpillar Logistics Services Limited	England and Wales
Caterpillar Logistics Services Spain, S.A.	Spain
Caterpillar Logistics Services, Inc.	Delaware
Caterpillar Materiels Routiers S.A.	France
Caterpillar Mexico, S.A. de C.V.	Mexico
Caterpillar MHI Marketing Ltd.	Japan
Caterpillar New Zealand Depositary Company	Netherlands
Caterpillar New Zealand Funding Company	Netherlands
Caterpillar NZ Funding LLC	Delaware
Caterpillar NZ Funding Parent Limited	Netherlands
Caterpillar of Australia Ltd.	Australia
Caterpillar of Canada Ltd.	Canada
Caterpillar of Delaware, Inc.	Delaware
Caterpillar Overseas Credit Corporation S.A.	Switzerland
Caterpillar Overseas S.A.	Switzerland
Caterpillar Paving Products Inc.	Oklahoma
Caterpillar Peterlee Limited	England
Caterpillar Poland Sp. zo.o.	Poland

Caterpillar Power Systems Inc.	Delaware
Caterpillar Power Systems y Compania Limitada	Nicaragua
Caterpillar Power Ventures Corporation	Delaware
Caterpillar Power Ventures International Mauritius Ltd.	Mauritius
Caterpillar Power Ventures International, Ltd.	Bermuda
Caterpillar Redistribution Services Inc.	Delaware
Caterpillar Redistribution Services International S.A.R.L.	Switzerland
Caterpillar Rental Services Network Inc.	Delaware
Caterpillar S.A.R.L.	Switzerland
Caterpillar Securities Inc.	Delaware
Caterpillar Services Limited	Delaware
Caterpillar Servicios Mexico S. de R.L. de C.V.	Mexico
Caterpillar Skinningrove Limited	England and Wales
Caterpillar Stockton Limited	England and Wales
Caterpillar Technical Services—Europe Limited	England
Caterpillar Torreon S. de R.L. de C.V.	Mexico
Caterpillar Tosno L.L.C.	Russia
Caterpillar Transmissions (France) SARL	France
Caterpillar UK Holdings Limited	England and Wales
Caterpillar Waco Inc.	Delaware
Caterpillar Work Tools B.V.	Netherlands
Caterpillar Work Tools Canada Ltd.	Canada
Caterpillar Work Tools GmbH & Co. KG	Germany
Caterpillar Work Tools Verwaltungs-GmbH	Germany
Caterpillar Work Tools, Inc.	Kansas
Caterpillar World Trading Corporation	Delaware
Caterpillar Xuzhou Ltd.	China
Chugoku Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
Claas Caterpillar Europe GmbH & Co. KG	Germany
Claas Caterpillar Europe Verwaltungs GmbH	Germany
Clean World Co.	Japan
CM Custom Product Co., Ltd.	Japan
CM Human Services Co., Ltd.	Japan
CM Logistics Services Co., Ltd.	Japan
CMEC Co., Ltd.	Japan
Cyclean, Inc.	Delaware
Depositary (Bermuda) Limited	Bermuda
Dia Rental Hokuriku Co., Ltd.	Japan
Diamond Office Management Co., Ltd.	Japan
Diesel Sales and Services Merwedehaven B.V.	Netherlands
Dorman Diesels Limited	England and Wales
DUECOSA Limited	Channel Islands
Earthmoving Resources Corporation	Japan
East Kanto Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
EDC European Excavator Design Center GmbH & Co. KG	Germany
EDC European Excavator Design Center Verwaltungs GmbH	Germany
Elphinstone Commercial Services Ltd.	Canada

EMC Testing Inc.	Delaware
Energy Services International Group, Ltd.	Delaware
Energy Services International Limited	Bermuda
Ensambladora Tecnologica de Mexico, S.A. de C.V.	Mexico
ENTECO SERVICIOS	Mexico
ESI do Brasil Ltda.	Brazil
Everton Engineering (N.I.) Limited	Northern Ireland
F. M. K. Co., Ltd.	Japan
F. Perkins Limited	England and Wales
F.G. Wilson (Engineering) HK Limited	Hong Kong
F.G. Wilson (Engineering) Limited	Northern Ireland
F.G. Wilson (Proprietary) Limited	South Africa
F.G. Wilson (USA) LLC	Delaware
F.G. Wilson Australia PTY Limited	Australia
F.G. Wilson Engineering (Dublin) Limited	Ireland
F.G. Wilson Engineering Vertriebs-GmbH	Germany
F.G. Wilson Incorporated	Delaware
F.G. Wilson S.A.	France
F.G. Wilson Singapore Pte Limited	Singapore
F.G. Wilson Technology India Pvt. Ltd.	India
Financieringsmaatschappij Boiler B.V.	Netherlands
FMS Equipment Rentals Inc.	Delaware
Forchester del Peru S.R.L.	Peru
Forchester do Brasil Ltda.	Brazil
Forchester International Sociedad Anonima	Uruguay
Genrent Limited	Northern Ireland
Germanischer Lloyd AG	Germany
GFCM Servicios, S.A. de C.V.	Mexico
Grupo Financiero Caterpillar Mexico, S.A. de C.V.	Mexico
Guangzhou MaK Diesel Engine Ltd.	China
Hama-rental Co.	Japan
Heroco B.V.	Netherlands
Hindustan Powerplus Limited	India
Hokkaido Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
Hokken Service Co.	Japan
Hokuriku Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
Hydropro S.R.L.	Italy
Inmobiliaria Conek, S.A.	Mexico
Jupiter Power Cambodia Co., Ltd.	Cambodia
Jupiter Power Holdings Ltd.	Bermuda
Kappa Energy Partners	Texas
Kinki Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
K-Lea Co., Ltd.	Japan
Kyoei Co.	Japan
Laminex V.o.F.	Netherlands
Landfill Energy Partners I	Texas
Leo, Inc.	Washington
Lexington Real Estate Holding Corporation	Delaware
Lion S.A.	Brazil
Machida Kiko Co., Ltd.	Japan
Machinefabriek Bolier B.V.	Netherlands
MaK (London) Limited	United Kingdom
MaK Americas Inc.	Canada
MaK Americas Inc.	Illinois
MaK Beteiligungs GmbH	Germany
MaK Mediterranee S.A.S.	France
MaK Motoren GmbH & Co. KG	Germany
MaK Motoren Rostock GmbH	Germany
MaK Motoren Verwaltungs GmbH	Germany
MaK Netherland B.V.	Netherlands
MaK Wohnungsbau GmbH & Co. KG	Germany
Material Handling Associates, Inc.	Delaware
Material Handling Crane Systems, Inc.	Ohio
Mec-Track S.R.L.	Italy
MICA Energy Systems	Michigan
Mincom Pty Ltd	Australia
Mistubishi Caterpillar Forklift Europe B.V.	Netherlands
Mitsubishi Caterpillar Forklift America de Argentina S.A.	Argentina
Mitsubishi Caterpillar Forklift America Inc.	Delaware
Mitsubishi Caterpillar Forklift Asia Pte. Ltd.	Singapore
Motores Diesel Andino S.A.	Peru
Motores Perkins S.A.	Mexico
Motori Perkins S.P.A.	Italy
Nagano Kouki Co., Ltd.	Japan
Necoles Investments B.V.	Netherlands
Nexus International Inc.	Delaware
Nexus International Srl	Italy
Nihon Kenki Lease Co., Ltd.	Japan
NOIL Participacoes e Comercio S.A.	Brazil
Osaka Rental Co., Ltd.	Japan
OTSG, Inc.	Delaware
P. T. Caterpillar Financial Indonesia	Indonesia
P. T. Natra Raya	Indonesia
P. T. Solar Services Indonesia	Indonesia
Peoria Medical Research Corporation	Illinois
Perkins Americas Limited	England and Wales
Perkins Argentina S.A.	Argentina
Perkins Asia Pacific Limited	England and Wales
Perkins Compact Engines Limited	England and Wales
Perkins do Brazil Comercial Ltda.	Brazil
Perkins Engines (Asia Pacific) Pte Ltd	Singapore
Perkins Engines (Australia) Pty. Ltd.	Australia
Perkins Engines (Latin America) Inc.	Delaware
Perkins Engines (Peterborough) Limited	England and Wales
Perkins Engines (Shrewsbury) Limited	England and Wales
Perkins Engines (Stafford) Limited	England and Wales
Perkins Engines (Tianjin) Company Limited	China
Perkins Engines Company Limited	England and Wales
Perkins Engines Eastern (Singapore) Pte. Ltd.	Singapore
Perkins Engines Group Limited	England and Wales
Perkins Engines Leasing Limited	England and Wales
Perkins Engines, Inc.	Maryland
Perkins Executive Pension Trust Limited	England and Wales
Perkins France (SAS)	France
Perkins Group Limited	England and Wales
Perkins Holdings Limited	Delaware
Perkins Holdings Limited	England and Wales
Perkins International Inc.	Delaware
Perkins International Limited	England and Wales
Perkins Limited	England and Wales
Perkins Motoren GmbH	Germany
Perkins Parts Limited	England and Wales
Perkins Pension Trust Limited	England and Wales
Perkins Power Sales & Service Limited	England and Wales
Perkins Shibaura Engines Limited	England and Wales
Perkins Technology Inc.	Delaware
Perkins Technology Limited	England and Wales
Rapidparts Inc.	Delaware
Rapisarda Industries Srl	Italy
Rega Kyushu Co., Ltd.	Japan
Rental Sanwa Co., Ltd.	Japan
Rex World Co., Ltd.	Japan
Ryoetsu Co., Ltd.	Japan
Sagakiko-shokai Co., Ltd.	Japan
Sagami GS Co., Ltd.	Japan
Sanko Rental Co.	Japan
SCM Operator Training Co., Ltd.	Japan
SCM Shoji Co., Ltd.	Japan
SCM System Service Co., Ltd.	Japan
Seiryo Co., Ltd.	Japan
Servtech Limited	Ireland
Shanxi International Casting Co. Ltd.	China
Shin Caterpillar Mitsubishi Ltd.	Japan
Shin Hokken Ltd.	Japan
Solar Turbines Canada Ltd./Ltee.	Canada
Solar Turbines Europe S.A.	Belgium
Solar Turbines Incorporated	Delaware
Solar Turbines International Company	Delaware
Solar Turbines Overseas Pension Scheme Trustees Limited	Guernsey
Solar Turbines Services Company	California
Solar Turbines Services Nigeria Limited	Nigeria

Solar Turbines UK Limited	England and Wales
Space Attack Co., Ltd.	Japan
STI Capital Company	Delaware
Systemjoin Limited	England and Wales
Tech Itoh Co., Ltd.	Japan
Tecnologia Modificada S.A. de C.V.	Mexico
The Heartland Community Development Corporation	Illinois
Tokai Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
Tokuden Co.	Japan
Tokyo Rental Co., Ltd.	Japan
Tone Lease Co.	Japan
Tractor Engineers Limited	India
Tunnel Rental Co., Ltd.	Japan
Turbinas Solar de Venezuela, C.A.	Venezuela
Turbinas Solar S.A. de C.V.	Mexico
Turbo Tecnologia de Reparaciones S.A. de C.V.	Mexico
Turboservices Sdn Bhd	Malaysia
Turner Powertrain Systems Limited	England and Wales
UNOC Equipment and Supply	Russia
UNOC Equipment and Supply, L.L.C.	Delaware
VALA (UK) LP	United Kingdom
VALA C.V.	Netherlands
VALA Inc.	Delaware
VALA LLC	Delaware
Vanguard Hydraulic Pipelayer, Inc.	Washington
Verachtert GmbH	Germany
Veratech GmbH	Germany
Veratech Holding B.V.	Netherlands
V-Trac Holdings Limited	Cook Islands
V-Trac Infrastructure Development Company	Vietnam
West Kanto Caterpillar Mitsubishi Construction Equipment Sales, Ltd.	Japan
Wright Equipment Company (Pty) Limited	South Africa
Yeep Co.	Japan